Prospectus Supplement

John Hancock Funds II

Emerging Markets Debt Fund (the fund)

Supplement dated December 15, 2022 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

As of January 1, 2023 (the Effective Date), Neal Capecci will be added as a portfolio manager of the fund. As of the Effective Date, Neal Capecci, Roberto Sanchez-Dahl, CFA, Elina Theodorakopoulou and Paolo H. Valle will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, as of the Effective Date, the following amends and supplements the fund’s portfolio manager information under the heading “Portfolio management” in the “Fund summary” section of the Prospectus for the fund:

Neal Capecci Senior Portfolio Manager Managed the fund since 2023

You should read this Supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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